UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2016

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.           Submission of Matters to a Vote of Security Holders.

The following proposals were voted on by our stockholders at the 2016 Annual Meeting of Stockholders (“Annual Meeting”), which was held on June 29, 2016. At the Annual Meeting, a total of 20,657,286 shares, or 60.28%, of the Company’s common stock issued and outstanding as of the record date for the Annual Meeting, including Series D Convertible Preferred Stock and Series E Convertible Preferred Stock voting on an as-converted basis, subject to certain voting limitation set forth in the respective governing Certificates of Designation, were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

1)     To elect three Class I directors to serve until the 2019 Annual Meeting of Stockholders;

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
J. David Hansen	11,519,517	31,635	11,327	9,094,807
Philip O. Livingston, M.D.	11,506,049	39,691	16,739	9,094,807
Thomas C. Varvaro	11,514,517	38,248	9,714	9,094,807

The nominees were elected.

2)     To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price that may be required to meet the listing qualifications for one of the national stock exchanges, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-fifteen at any time prior to June 29, 2017, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

Votes For	Votes Against	Abstain
19,708,206	919,162	29,918

The proposal was approved.

3)     To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

Votes For	Votes Against	Abstain
20,124,385	63,334	469,567

The proposal was approved.

4)     To approve, on an advisory basis, the compensation of our named executive officers;

Votes For	Votes Against	Abstain	Broker Non-Votes
11,405,351	144,732	12,396	9,094,807

The proposal was approved.

5)     To authorize the adjournment of the Annual Meeting if necessary or appropriate, including soliciting additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Votes For	Votes Against	Abstain
19,611,404	957,029	88,853

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: June 30, 2016	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer